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                                                                    Exhibit 99.2


NOTE REGARDING FORWARD-LOOKING STATEMENTS

Forward-looking statements in this Press Release dated July 18, 2001, are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements include the information concerning our future financial performance, business strategy, projected plans and objectives.

Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "project", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical acts. You should understand that the following important factors and assumptions could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements:

o the effect of economic conditions and interest rate changes on the economy on a national, regional or international basis and the impact thereof on our businesses;
o the effects of changes in current interest rates, particularly on our real estate franchise and mortgage businesses;
o the resolution or outcome of our unresolved pending litigation relating to the previously announced accounting irregularities and other related litigation;
o our ability to develop and implement operational and financial systems to manage growing operations and to achieve enhanced earnings or effect cost savings;
o competition in our existing and potential future lines of business and the financial resources of, and products available to, competitors;
o our ability to integrate and operate successfully acquired and merged businesses and risks associated with such businesses, including the pending acquisition of Galileo and the acquisitions of Avis Group and Fairfield Communities, the compatibility of the operating systems of the combining companies, and the degree to which our existing administrative and back-office functions and costs and those of the acquired companies are complementary or redundant;
o our ability to obtain financing on acceptable terms to finance our growth strategy and to operate within the limitations imposed by financing arrangements and rating agencies;
o competitive and pricing pressures in the vacation ownership and travel industries, including the car rental industry;
o changes in the vehicle manufacturer repurchase arrangements between vehicle manufacturers and Avis Group in the event that used vehicle values decrease; and
o changes in laws and regulations, including changes in accounting standards and privacy policy regulation.

Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized as well as other factors may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond our control.

You should consider the areas of risk described above in connection with any forward-looking statements that may be made by us. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events. For any forward-looking statements contained in any document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.